SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 1999

                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

         VIRGINIA                   1-12875                   54-1589139
        (State of                 (Commission                (IRS Employer
     incorporation)               File Number)             Identification No.)

         306 East Main Street
          Richmond, Virginia                                     23219
        (Address of principal                                  (Zip Code)
         executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

Item 5.    Other Events.

Item 7.    Exhibits.

           Exhibits:

              99 Press Release dated March 31, 1999 announcing the entering into of a definitive merger agreement by Cornerstone Realty Income Trust, Inc. and Apple Residential Income Trust, Inc.

Item 5.  Other Events

          On March 31, 1999, Cornerstone Realty Income Trust, Inc. ("Cornerstone") issued a Press Release (attached as an Exhibit to this Report) announcing that it had entered into a definitive merger agreement with Apple Residential Income Trust, Inc. ("Apple") under which Cornerstone would acquire Apple.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cornerstone Realty Income Trust, Inc.

Date:  April 5, 1999                       By: /s/  Stanley J. Olander, Jr.
                                               ---------------------------------
                                               Stanley J. Olander, Jr.
                                               Chief Financial Officer
                                               Cornerstone Realty Income
                                               Trust, Inc.

                                Index to Exhibits

Exhibit No.                             Exhibit
---------                               -------


 99 Press Release dated March 31, 1999 announcing the entering into of a definitive merger agreement by Cornerstone Realty Income Trust, Inc. and Apple Residential Income Trust, Inc.